EXHIBIT 10.2

FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”) is dated as of December 23, 2005, and is entered into by and among BEACON ROOFING SUPPLY CANADA COMPANY (“Borrower”); GE CANADA FINANCE HOLDING COMPANY (“GE Canada Finance”), for itself as a Lender and as Agent, and the Lenders which are signatories hereto.

WHEREAS, Agent, Lenders and Borrower are parties to a certain Third Amended and Restated Loan and Security Agreement dated as of October 14, 2005 (as such agreement has been or may hereafter be from time to time amended, supplemented or otherwise modified, the “Loan Agreement”); and

WHEREAS, Borrower has requested that GE Canada Finance, as a Lender, enter into letters of credit or other credit enhancement to support the payment obligations of Borrower under any interest rate protection or hedging agreement as described herein; and

WHEREAS, the parties desire to amend the Loan Agreement to provide for such letters of credit or other credit enhancement as hereinafter set forth.

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Agreement and this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Definitions.  Capitalized terms used in this Agreement, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

2.                                      Amendments to Loan Agreement.

2.1                                 Section 2.1 of the Loan Agreement is hereby amended by inserting the following as (F) thereof:

“(F)                           Swap Related Reimbursement Obligations.

(1)                                  Borrower agrees to reimburse GE Canada Finance in immediately available funds in the amount of any payment made by GE Canada Finance under a Swap Related L/C (such reimbursement obligation, whether contingent upon payment by GE Canada Finance under the Swap Related L/C or otherwise, being herein called a “Swap Related Reimbursement Obligation”).  No Swap Related Reimbursement Obligation for any Swap Related L/C may exceed the amount of the payment obligations owed by Borrower under the interest rate protection or hedging agreement or transaction supported by the Swap Related L/C.

(2)                                  A Swap Related Reimbursement Obligation shall be due and payable by Borrower within one (1) Business Day after the date on which the related payment is made by GE Canada Finance under the Swap Related L/C.

(3)                                  Any Swap Related Reimbursement Obligation shall, during the period in which it is unpaid, bear interest at the rate per annum equal to the BA Rate plus one percent (1%), as if the unpaid amount of the Swap Related Reimbursement Obligation were a BA Rate Loan, and not at any otherwise applicable Default Rate.  Such interest shall be payable upon demand.  The following additional provisions apply to the calculation and charging of interest by reference to the BA Rate:

(a)                                  The BA Rate shall be determined for each successive thirty (30) day BA Period during which the Swap Related Reimbursement Obligation is unpaid, notwithstanding the occurrence of any Event of Default and even if the BA Period were to extend beyond the Termination Date.

(b)                                 If a Swap Related Reimbursement Obligation is paid during a thirty (30) day period for which the BA Rate is determined, interest shall be pro-rated and charged for the portion of the thirty (30) day period during which the Swap Related Reimbursement Obligation was unpaid.  Section 2.9(B) and any other provision relating to the indemnification by Borrower of losses, costs and expenses relating to BA Rate Loans shall not apply to any payment of a Swap Related Reimbursement Obligation during the thirty (30) day period.

(4)                                  Except as provided in the foregoing provisions of this Section 2.1(F) and in Section 10.1, Borrower shall not be obligated to pay to GE Canada Finance or any of its Affiliates any fees with respect to Letters of Credit, or any other fees, charges or expenses, in respect of a Swap Related L/C or arranging for any interest rate protection or hedging agreement or transaction supported by the Swap Related L/C.  GE Canada Finance and its Affiliates shall look to the beneficiary of a Swap Related L/C for payment of any such letter of credit fees or other fees, charges or expenses and such beneficiary may factor such fees, charges, or expenses into the pricing of any interest rate protection or hedging agreement or transaction supported by the Swap Related L/C.

(5)                                  If any Swap Related L/C is revocable prior to its scheduled expiry date, GE Canada Finance agrees not to revoke the Swap Related L/C unless the Termination Date or an Event of Default has occurred.

(6)                                  GE Canada Finance or any of its Affiliates shall be permitted to (i) provide confidential or other information furnished to it by any of the Loan Parties (including, without limitation, copies of any documents and information in or referred to in the Conditions Rider, financial statements and other reports contained in the Reporting Rider and Compliance Certificates) to a beneficiary or potential beneficiary of a Swap Related L/C and (ii) receive confidential or other information from the beneficiary or potential beneficiary relating to any agreement or transaction supported or to be supported by the Swap Related L/C.  However, no confidential information shall be provided to any Person under this paragraph unless the Person has agreed to comply with the covenant substantially as contained in Section 10.20 of this Agreement.”

2.2                                 Section 7.2(a) of the Loan Agreement is hereby amended to read as follows:

(a)                                  Swap Related Reimbursement Obligations and those resulting from Currency Rate Agreements and Interest Rate Agreements entered into by Borrower with any Lender (or Affiliate of a Lender) upon prior or contemporaneous written notice to Agent or otherwise with Agent’s prior written approval;

2.3                                 Section 8.9(b) of the Loan Agreement is hereby amended to read as follows:

“(b) subject to the Intercreditor Agreement, in the absence of a specific determination by Agent with respect thereto, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied: first, to all fees, costs and expenses incurred by or owing to Agent and then any Lender with respect to this Agreement, the other Loan Documents or the Borrower Collateral; second, to accrued and unpaid interest on the Loans, on unpaid Swap Related Reimbursement Obligations and on unpaid Obligations under Interest Rate Agreements and Currency Rate Agreements (including any interest which but for the provisions of any bankruptcy or insolvency law would have accrued on such amounts), ratably in proportion to the interest accrued as to each Loan and unpaid Swap Related Reimbursement Obligation and unpaid Obligation under each Interest Rate Agreement and Currency Rate Agreement, as applicable; third, to the principal amounts of the Loans, unpaid Swap Related Reimbursement Obligations and unpaid Obligations under Interest Rate Agreements and Currency Rate Agreements, ratably to the aggregate combined principal balance of the Loans, unpaid Swap Related Reimbursement Obligations and unpaid Obligations under each Interest Rate Agreement and Currency Rate Agreement; and fourth, to any other Obligations or obligations or indebtedness of Borrower owing to Agent or any Lender under the Loan Documents or in respect of any Banking Services”.

2.4                                 The last proviso of the first sentence of Section 9.4(A) of the Loan Agreement is hereby amended to read as follows:

“; provided, further, no amendment, modification, termination or waiver affecting the rights or duties of Agent, or of GE Canada Finance in respect of any Swap Related Reimbursement Obligations, under this Agreement or any other Loan Document including any release of any guaranty or Collateral requiring a writing signed by all Lenders, shall in any event be effective unless in writing and signed by Agent or GE Canada Finance, as the case may be, in addition to Lenders required to take such action”.

2.5                                 Section 9.5 of the Loan Agreement is hereby amended by inserting the following as (F) thereof:

“(F)                           Nothing contained in this Section 9 shall require the consent of any party for GE Canada Finance to assign any of its rights in respect of any Swap Related Reimbursement Obligation.”

2.6                                 Subsection 11.1 of the Loan Agreement is hereby amended by inserting the following new definitions in their proper alphabetical order:

“ “Swap Related L/C” means a letter of credit or other credit enhancement provided by GE Canada Finance to the extent supporting the payment obligations by Borrower under an interest rate protection or hedging agreement or transaction (including, but not limited to, interest rate swaps, caps, collars, floors and similar transactions) designed to protect or manage exposure to the fluctuations in the interest rates applicable to any of the Loans, and which agreement or transaction Borrower entered into as the result of a specific referral pursuant to which GE Canada Finance, GE Corporate Financial Services, Inc. or any Affiliate of GE Canada Finance had arranged for Borrower to enter into such agreement or transaction.  The term includes a Swap Related L/C as it may be increased from time to time fully to support Borrower’s payment obligations under any and all such interest rate protection or hedging agreements or transactions.”

“ “Swap Related Reimbursement Obligation” has the meaning ascribed to it in Section 2.1(F).”

2.7                                 The definitions of “Obligations” and “Reserves” set forth in subsection 11.1 of the Loan Agreement are hereby amended to read as follows:

“ “Obligations” means all obligations, liabilities and indebtedness of every nature of each Loan Party from time to time owed to Agent or to any Lender (or any Affiliate of any Lender) under the Loan Documents (whether incurred before or after the Termination Date) including the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable including, without limitation, all interest, fees, cost and expenses accrued or incurred after the filing of any petition under any bankruptcy or insolvency law whether or not allowed in such proceeding.  Obligations shall also include (i) all obligations of the Loan Parties to any Lender (or any Affiliate of any Lender) in respect of Banking Services and (ii) all obligations of the Loan Parties in respect of Swap Related Reimbursement Obligations.”

“ “Reserves” means, with respect to the Canadian Borrowing Base (a) the Credit Memoranda Reserve and the Dilution Reserve, (b) a reserve in the amount of the outstanding amount of Swap Related Reimbursement Obligations and Obligations under Interest Rate and Currency Rate Agreements marked-to-market on a monthly basis, and (c) other reserves against Eligible Accounts, Eligible Inventory or the Canadian Borrowing Base that Agent may, in its reasonable credit judgment, establish from time to time, with prior or contemporaneous notice to Borrower.”

3.                                      Conditions.  The effectiveness of this Agreement is subject to the following conditions precedent (unless specifically waived in writing by Agent and Lenders):

(a)                                  Borrower, Agent and Lenders shall have executed and delivered this Agreement;

(b)                                 Borrower shall have delivered such other documents as Agent may have reasonably requested;

(c)                                  no Default or Event of Default shall have occurred and be continuing; and

(d)                                 US Obligors, US Facility Agent and US Facility Lenders shall have entered into an amendment to the US Facility Loan Agreement and the Intercreditor Agreement in form and substance satisfactory to Agent, together with a reaffirmation by Holdings of its obligations under the Loan Documents to which it is a party.

4.                                      Representations and Warranties.  To induce Agent and Lenders to enter into this Agreement, Borrower represents and warrants to Agent and Lenders:

(a)                                  that the Loan Parties have all requisite organizational power and authority to enter into, and carry out the transactions contemplated by, this Agreement and all other agreements and documents executed in connection therewith to which such Loan Parties are parties;

(b)                                 that the execution, delivery and performance of this Agreement and all other agreements and documents executed in connection therewith have been duly authorized by all requisite action on the part of the Loan Parties which are parties thereto and that this Agreement has been duly executed and delivered by Borrower;

(c)                                  that each of the representations and warranties set forth in Section 4 of the Loan Agreement (other than those which, by their terms, specifically are made as of certain dates prior to the date hereof) are true and correct in all material respects as of the date hereof; and

(d)                                 that, after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

5.                                      Severability.  Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this

Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.                                      Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

7.                                      Ratification.  Except as expressly set forth herein, the terms and provisions set forth in this Agreement shall not be deemed to be a modification or waiver of any term or condition of the Loan Agreement.  The terms and provisions of the Loan Agreement, as amended hereby, and the other Loan Documents are ratified and confirmed and shall continue in full force and effect and all Collateral encumbered by any of the Loan Documents will continue to secure, to the fullest extent possible, the payment and performance of all Obligations under or in respect of the Loan Agreement or any of the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

BEACON ROOFING SUPPLY CANADA COMPANY

By: /s/ David R. Grace
Title: Chief Financial Officer

GE CANADA FINANCE HOLDING COMPANY, as Agent and a Lender

By: /s/ Ellis Gaston
Its Authorized Signatory

Vice President
GE Canada Finance Holding Company

CONSENT AND REAFFIRMATION

Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing First Amendment to Third Amended and Restated Loan and Security Agreement; (ii) consents to Borrower’s execution and delivery thereof; and (iii) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of Borrower to Agent and Lenders pursuant to the terms of certain of the Loan Documents to which it is a party and reaffirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby remain in full force and effect and will continue to guaranty or secure, as the case may be, to the fullest extent possible, the payment and performance of all obligations under or in respect of such Loan Documents.  Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and consented to same, each of the undersigned understands that Agent and Lenders have no obligation to inform it of such matters in the future or to seek its acknowledgment or consent to future agreements or waivers, and nothing herein shall create such a duty.

IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of such Agreement.

BEACON ROOFING SUPPLY, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

BEACON SALES ACQUISITION, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

QUALITY ROOFING SUPPLY COMPANY, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

BEACON CANADA, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

BEST DISTRIBUTING CO.

By: /s/ David R. Grace
Title: Chief Financial Officer

THE ROOF CENTER, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

WEST END LUMBER COMPANY, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

J.G.A. BEACON, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

SDI HOLDING, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

SDI ACQUISITION GUARANTOR, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

SHELTER DISTRIBUTION, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer